DUE FROM OR DUE TO OFFICERS	12 Months Ended
Dec. 31, 2011
DUE FROM OR DUE TO OFFICERS [Abstract]
DUE FROM OR DUE TO OFFICERS

NOTE 9. - DUE FROM or DUE TO OFFICERS

The amount due from officers of $7,714 at December 31, 2011 (as compared with $0 due from officers as of December 31, 2010) is primarily related to employee portion of FICA on restricted stock awards to be recovered from the employee.

Amount due to officers is a result of advances to the Company for working capital purposes and Company expenses paid directly by the officers net of advances or reimbursements. As of December 31, 2011, the net amount due to officers was $0 (as compared with $3,200 due to officers as of December 31, 2010). No interest has been accrued or paid on any amount due to officers and there are no repayment terms.